RATE-REGULATED BUSINESSES (Tables)	12 Months Ended
Dec. 31, 2018
Regulated Operations [Abstract]
Schedule of Regulatory Assets and Liabilities

at December 31	2018	2017	Remaining Recovery/ Settlement Period (years)
(millions of Canadian $)

Regulatory Assets
Deferred income taxes[1]	1,051	940	n/a
Operating and debt-service regulatory assets[2]	12	—	1
Pensions and other post-retirement benefits[1,3]	379	388	n/a
Foreign exchange on long-term debt[1,4]	46	—	1-11
Other	143	71	n/a
	1,631	1,399
Less: Current portion included in Other current assets (Note 7)	83	23
	1,548	1,376

Regulatory Liabilities
Operating and debt-service regulatory liabilities[2]	96	188	1
Pensions and other post-retirement benefits[3]	53	164	n/a
ANR related post-employment and retirement benefits other than pension[5]	54	66	n/a
Long term adjustment account[6]	1,015	1,142	2-45
Bridging amortization account[6]	305	202	12
Pipeline abandonment trust balance	1,113	825	n/a
Cost of removal[7]	261	216	n/a
Deferred income taxes	165	75	n/a
Deferred income taxes – U.S. Tax Reform[8]	1,394	1,659	n/a
Other	65	47	n/a
	4,521	4,584
Less: Current portion included in Accounts payable and other (Note 14)	591	263
	3,930	4,321

1
These regulatory assets are underpinned by non-cash transactions or are recovered without an allowance for return as approved by the regulator. Accordingly, these regulatory assets are not included in rate base and do not yield a return on investment during the recovery period.

2
Operating and debt-service regulatory assets and liabilities represent the accumulation of cost and revenue variances approved by the regulator for inclusion in determining tolls for the following calendar year.

3
These balances represent the regulatory offset to pension plan and other post-retirement obligations to the extent the amounts are expected to be collected from or refunded to customers in future rates.

4
Foreign exchange on long-term debt of the NGTL System represents the variance resulting from revaluing foreign currency-denominated debt instruments to the current foreign exchange rate from the historical foreign exchange rate at the time of issue. Foreign exchange gains and losses realized when foreign debt matures or is redeemed early are expected to be recovered or refunded through the determination of future tolls.

5
This balance represents the amount ANR estimates it would be required to refund to its customers for post-retirement and post-employment benefit amounts collected through its FERC-approved rates that have not been used to pay benefits to its employees. Pursuant to a FERC-approved September 2016 rate settlement, $11 million (US$8 million) of the regulatory liability balance at December 31, 2018 (2017 – $26 million; US$21 million) which accumulated between January 2007 and July 2016 will be fully amortized at July 31, 2019. The remaining $43 million (US$32 million) balance accumulated prior to 2007 is subject to resolution through future regulatory proceedings and, accordingly, a settlement period cannot be determined at this time.

6
These regulatory accounts are used to capture Canadian Mainline revenue and cost variances plus toll stabilization during the 2015-2030 settlement term. The 2018 LTAA balance of $1,015 million consists of $932 million to be amortized over two years with the remaining balance to be amortized over 45 years.

7
This balance represents anticipated costs of removal that have been, and continue to be, included in depreciation rates and collected in the service rates of certain rate-regulated operations for future costs to be incurred.

8
These balances represent the impact of U.S. Tax Reform. The regulatory liabilities will be amortized over varying terms that approximate the expected reversal of the underlying deferred tax liabilities that gave rise to the regulatory liabilities. See Note 16, Income taxes, for further information on U.S. Tax Reform.